UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2015

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-398 (Commission File Number)	56-0292920 (IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment to Existing Credit Agreement

On December 16, 2015, Snyder’s-Lance, Inc. (the “Company”) entered into Amendment No. 3 to Amended and Restated Credit Agreement (the “Third Credit Amendment”) with the lenders party thereto and Bank of America, N.A. as administrative agent. The Third Credit Amendment amends and restates the Company’s existing Amended and Restated Credit Agreement, dated as of May 30, 2014, as amended by Amendment No. 1, dated as of June 24, 2014 and amended by Amendment No. 2, dated as of December 4, 2014, (such agreement, prior to its amendment and restatement pursuant to the Third Credit Agreement, the “Existing Credit Agreement”) among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent. The Existing Credit Agreement, as amended by the Third Credit Amendment, is referred to herein as the “Third Amended and Restated Credit Agreement”. The Third Amended and Restated Credit Agreement became effective in accordance with its terms on December 16, 2015.

Pursuant to the Third Credit Amendment, the Existing Credit Agreement was amended to, among other things: (i) permit the acquisition of Diamond Foods, Inc., a Delaware corporation (“Diamond”) by the Company (the “Merger”) and related transactions, including the incurrence of indebtedness (“Acquisition Indebtedness”) in connection with the Merger, and (ii) cause certain subsidiaries of the Company to guarantee the Acquisition Indebtedness and (iii) conform the representations and warranties, affirmative, negative and financial covenants to the representations and warranties, affirmative, negative and financial covenants contained in the New Credit Agreement described below.

In the ordinary course of their respective businesses, some of the lenders under the Third Amended and Restated Credit Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Third Credit Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the Third Credit Amendment, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

New Credit Agreement

On December 16, 2015, the Company entered into a Credit Agreement (the “New Credit Agreement”) with the lenders party thereto (the “Term Lenders”) and Bank of America, N.A., as administrative agent. Under the New Credit Agreement, the Term Lenders have committed to provide, subject to certain conditions, (i) senior unsecured term loans in an original aggregate principal amount of $830 million and maturing five years after the funding date thereunder (the “Five Year Term Loans”) and (ii) senior unsecured term loans in an original aggregate principal amount of $300 million and maturing ten years after the funding date thereunder (the “Ten Year Term Loans”). The proceeds of borrowings under the New Credit Agreement are to be used to finance, in part, the cash component of the Merger consideration, to repay indebtedness of Diamond and, if necessary, the Company, and to pay certain fees and expenses incurred in connection with the Merger.

Loans outstanding under the New Credit Agreement will bear interest, at the Company’s option, either at (i) a Eurodollar rate plus an applicable margin specified in the New Credit Agreement or (ii) a base rate plus an applicable margin specified in the New Credit Agreement. The applicable margin added to the Eurodollar rate or base rate, as the case may be, is subject to adjustment after the end of each fiscal quarter based on changes in the Company’s adjusted total net debt-to-EBITDA ratio. In addition, under the New Credit Agreement, the Company will pay a nonrefundable ticking fee of 0.20% per annum on the amount of the aggregate commitments in effect from December 16, 2015 until the earlier of the termination or expiration of the commitments thereunder and the funding date thereunder. The Company also paid arrangement and agency fees and upfront fees in connection with the execution of the New Credit Agreement.

The outstanding principal amount of the Five Year Term Loans is payable in equal quarterly installments of $10.375 million each quarter prior to the fifth anniversary of the funding date, with the remaining balance payable on the fifth anniversary of the funding date. The outstanding principal amount of the Ten Year Term Loans is payable in

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quarterly principal installments of $15 million beginning in the twenty-first full fiscal quarter after the funding date. The New Credit Agreement also contains optional prepayment provisions.

The obligations of the Company under the New Credit Agreement are guaranteed by all existing and future direct and indirect wholly-owned domestic subsidiaries of the Company other than any such subsidiaries that, taken together, do not represent more than 10% of the total domestic assets or domestic revenues of the Company and its wholly-owned domestic subsidiaries. The New Credit Agreement contains customary representations, warranties and covenants. The financial covenants include a maximum total debt to EBITDA ratio and a minimum interest coverage ratio. Other covenants include, but are not limited to, limitations on: (i) liens, (ii) dispositions of assets, (iii) mergers and consolidations, (iv) loans and investments, (v) subsidiary indebtedness, (vi) transactions with affiliates and (vii) certain dividends and distributions. The New Credit Agreement contains customary events of default, including a cross default provision and change of control provisions. If an event of default occurs and is continuing, the Company may be required to repay all amounts outstanding under the New Credit Agreement.

The funding of the loans under the New Credit Agreement will occur on the date of consummation of the Merger and is subject to several conditions, including (i) since July 31, 2015, there shall not have occurred a “Company Material Adverse Effect” (as defined in the agreement and plan of merger (the “Merger Agreement”) among the Company, Shark Acquisition Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Shark Acquisition Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company and Diamond), (ii) consummation of the Merger in accordance with the Merger Agreement, (iii) the accuracy in all material respects of certain representations and warranties, (iv) pro forma compliance with the financial covenants, (v) receipt of customary closing documents, and (vi) other customary closing conditions more fully set out in the New Credit Agreement.

The commitments of the lenders under the New Credit Agreement will terminate on the earliest of (i) 11:59 p.m. U.S. Eastern Time, on May 27, 2016, subject to extension in certain circumstances more fully described in the definition of “Outside Date” in the Merger Agreement for a period of up to five months, or (ii) the termination of the Merger Agreement.

The administrative agent and certain lenders under the New Credit Agreement or their respective affiliates have performed in the past, and may perform in the future, banking, investment banking, and/or advisory services for the Company and its affiliates from time to time for which they have received, or will receive, customary fees and expenses. The administrative agent and one of the lenders under the New Credit Agreement provide loans to certain independent business owners (“IBOs”) for their purchase of distribution routes and related equipment from the Company. The IBOs distribute certain products of the Company and other manufacturers. The Company provides a partial guarantee to the administrative agent and such lender of the loans to the IBOs.

The foregoing summary of the New Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Credit Agreement, dated as of December 16, 2015, among Snyder’s-Lance, Inc., the lenders party thereto and Bank of America, N.A., as Administrative Agent.
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10.2	Amendment No. 3 to Amended and Restated Credit Agreement, dated as of December 16, 2015, among Snyder’s-Lance, Inc., the lenders party thereto and Bank of America, N.A., as Administrative Agent.

Cautionary Information about Forward Looking Statements

This communication contains statements which may be forward looking within the meaning of applicable securities laws. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. The statements include the expected completion of the acquisition of Diamond, the time frame in which the acquisition will occur, and the expected benefits to the Company from completing the acquisition. The statements are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include, among other things, that regulatory approval of the proposed acquisition or other conditions to the closing of the deal may not be satisfied; the potential impact on the business of Diamond of the announcement of the proposed acquisition; the risk as to the trading price of common stock to be issued by the Company in the proposed transaction relative to the trading price of shares of Diamond common stock; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the transaction; the successful integration and realization of the anticipated benefits and synergies from the proposed acquisition; the ability of the Company to achieve its strategic initiatives; and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. In addition, actual results are subject to other risks and uncertainties that relate more broadly to the overall businesses of the Company or Diamond, including those more fully described in the Company’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended January 3, 2015, and its most recent quarterly report filed on Form 10-Q for the quarter ended October 3, 2015, and those more fully described in Diamond’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended July 31, 2015.

Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. This communication is being made in respect of the proposed business combination transaction between the Company and Diamond. The proposed transaction will be submitted to the stockholders of the Company and Diamond for their consideration. In connection with the issuance of common stock of the Company in the proposed transaction, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary joint proxy statement/prospectus regarding the proposed transaction and each of the Company and Diamond plans to file with the SEC other documents regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to each Diamond and Company stockholder entitled to vote at the special meetings in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS RELATING TO THE TRANSACTION FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain copies of the joint proxy statement/prospectus and all other documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (http://www.sec.gov). Investors may also obtain these documents, free of charge, from the Company’s website (http://www.snyderslance.com) under the link “Investor Relations” and then under the tab “Financial Information” then “SEC Filings” or by directing a request to the Company’s investor relations officer at (704) 557-8386 and, in the case of Diamond, by directing a request to Katie Turner at (415) 230-7952.

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Participants in the Solicitation

The Company, Diamond and certain of their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Diamond stockholders in connection with the proposed transaction and a description of their direct and indirect interest, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction. You can find information about Diamond’s executive officers and directors in Diamond’s definitive proxy statement filed with the SEC on November 26, 2014. You can also obtain free copies of these documents from Diamond using the contact information above. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2015 and in its Annual Report on Form 10-K filed with the SEC on October 1, 2015. You can also obtain free copies of these documents from the Company using the contact information above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S- LANCE, INC. (Registrant)

Date: December 17, 2015

	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer
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